Exhibit 10.22

FIRST AMENDMENT

TO THE

GEORGIA GULF CORPORATION

DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective as of January 1, 2012)

THIS AMENDMENT to the Georgia Gulf Corporation Deferred Compensation Plan, as amended and restated effective as of January 1, 2012 (the “Plan”), is made this 8th day of February, 2013 by Axiall Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company’’).

W I T N E S S E T H:

WHEREAS, Georgia Gulf Corporation previously established the Plan and amended and restated the Plan, effective as of January 1, 2012;

WHEREAS, the Company has continued to sponsor and maintain the Plan for the exclusive benefit of a select group of management-level and highly compensated employees and their beneficiaries;

WHEREAS, pursuant to Article X of the Plan, the Board of Directors (“Board”) of the Company has the right to amend the Plan at any time;

WHEREAS, the Board has approved the change of the name of Georgia Gulf Corporation to Axiall Corporation; and

WHEREAS, the Company wishes to amend the Plan at this time for the purpose of reflecting the change of the name of Georgia Gulf Corporation to Axiall Corporation, and for other purposes;

NOW, THEREFORE, the Plan is hereby amended as follows:

1

Exhibit 10.22

1.

The name of the Plan is changed to the “Axiall Corporation Deferred Compensation Plan,” effective as of January 28, 2013.

2.

The term “Georgia Gulf Corporation’’ is deleted in each place where the term appears and “Axiall Corporation” is inserted in its place, effective as of January 28, 2013.

3.

Section 1.09 of the Plan is amended to provide as follows, effective as of January 28, 2013:

1.09	Company

  Company means Axiall Corporation, its successors and assigns, and any other entity into which it may be merged or consolidated or to which all or substantially all of its assets may be transferred unless such organization indicates in writing that it does not approve of such automatic succession. Prior to January 28, 2013, the term “Company” meant Georgia Gulf Corporation.

4.

All other provisions of the Plan not inconsistent herewith are hereby ratified and confirmed.

IN WITNESS WHEREOF, this First Amendment to the Plan has been executed on the day and year first written above.

COMPANY:

AXIALL CORPORATION

By: /s/Dean Adelman

Title: Vice President

2